Introducing Abraxis BioScience Transforming APP Exhibit 99.2 Exhibit 99.2

Forward-Looking Statements
The statements contained in this Presentation that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as
amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those in the forward-
looking statements. These factors include, without limitation, unexpected delays in consummation of the merger, if at all, adverse market reactions to the proposed merger, failure of the benefits of the merger to materialize, difficulties in integrating the businesses and operations of the two companies, the adverse affect on product delays and new product approvals if APP’s Illinois manufacturing facility does not remain fully operational, the adverse impact of production delays on the sales and marketing of the combined company’s products, the costs associated with the ongoing launch of ABRAXANE
®
and research and development associated with the
nab™
technology platform, the continued market adoption and demand of ABRAXANE
®
in North America
and its potential market penetration outside of the U.S., including Japan, Europe and Mexico, difficulties or delays in developing, testing, obtaining regulatory approval of, and producing and marketing any other products, including those in ABI’s pipeline, the impact of pharmaceutical industry regulation, the impact of competitive products and pricing, the availability and pricing of ingredients used in the manufacture of pharmaceutical products, the ability to successfully manufacture products in a time-sensitive and cost effective manner, the acceptance and demand of new pharmaceutical products, the impact of patents and other proprietary rights held by competitors and other third parties. Additional relevant information concerning risks can be found in
APP’s Form 10-K for the year ended December 31, 2004 and other documents it has filed with the
Securities and Exchange Commission. For the full prescribing information for ABRAXANE® please visit www.abraxane.com.

Hospital-Based
Portfolio
Discovery Discovery
Platform Platform
Deep Pipeline Deep Pipeline
Manufacturing Manufacturing
& Infrastructure & Infrastructure
Fully-Integrated
Biopharma Company
Transforming APP and
Introducing Abraxis BioScience
Abraxis
BioScience
Abraxis
BioScience
APP
APP
Manufacturing
Manufacturing
Injectable Portfolio
& Pipeline
Injectable Portfolio
& Pipeline
Sales & Marketing
Sales & Marketing
Global Global ABRAXANE ABRAXANE
®
nab™
Platform/
IP
Proprietary Pipeline
Proprietary Pipeline
ABI
ABI
R&D & Regulatory
R&D & Regulatory
Infrastructure
Infrastructure
N.A. ABRAXANE
®
N.A. ABRAXANE
®
Global ABRAXANE
®
Global ABRAXANE
®

Strategic Rationale for Combining APP and ABI
Unite complementary capabilities of APP and ABI
Consolidate global ABRAXANE
®
sales and profits for current and
potential future indications
Gain access to ABI’s deep pipeline of oncology and critical care therapeutics
Leverage APP’s existing proprietary drug sales and marketing organization
Fully own nab™
technology platform and significant IP
Bring in-house ABI’s expertise in research, clinical development and regulatory affairs
Opportunity for sustained high growth and enhanced long-term profitability and shareholder value

Consolidating Strengths of APP and ABI
Oncology, critical care and anti-
infective injectable portfolio and
pipeline
50% North America ABRAXANE
®
profits
Leading product market shares,
with over two-thirds of products
ranked #1 or 2
Unique commercial scale
nanoparticle manufacturing
capabilities
Track record of high growth and
profitability
50% North America profits and
ROW marketing rights for
ABRAXANE
®
74 ABRAXANE
®
clinical trials
initiated or planned
Novel
nab TM
technology platform to
develop new drugs using FDA
approved active agents and NCEs
Deep pipeline of proprietary
oncology and critical care products
World class R&D and regulatory
affairs team
130 issued and 126 pending patents
around
nab TM
platform,
ABRAXANE
®
and pipeline
APP ABI

Abraxis BioScience:  Pursuing the Best of Biotech,
Injectables and Pharma in an Integrated Company
Consolidating
Strengths
Abraxis BioScience
Pharma Biotech Injectables
Breakthrough
Science
Rapid Clinical
Development
Deep Pipeline
Manufacturing
Infrastructure
Hospital-Based
Distribution
Strong Cash Flow
Proprietary
Product Platform
Global Scope
Sales & Marketing
Infrastructure
Abraxis
Oncology
American
BioScience
APP

Discovery
Engine
Clinical
Development
Deep
Pipeline
Manufacturing
Capability
Global
Sales
Management
Infrastructure
nab™
Platform
& SPARC
Strong IP
ABRAXANE
®
(74 Clinical Trials)
Discovery &
Development
Global
Regulatory
e-filing
Taiho
Japan
Natural
Product &
Analogue
Library
CGMP
Phase I - III
Scale-Up
COROXANE
(Cardiovascular
Application of
ABRAXANE ® )
Pan-
Europe
Therapeutic
Peptide
Platform
Clinical
Trial & Data
Management
7 Phase III
20 Phase II
4 Phase I
6 IND
>20 NCEs
China
Korea
Australasia
ROW
USA
23 ANDAs at FDA
Lovenox
Bio-Generics
67 Products in
Development
Injectable
Manufacture
Switzerland
Commercial
Operations
>$500M Revenue
Positive Cash Flow
Manufacturing
Operations
Injectable
Manufacture
Chicago
Finance
IT
SAP
Injectable
Manufacture
Grand Island
New York
Abraxis BioScience: Consolidating Strengths into a
Profitable, Fully-Integrated, Global Biopharma Company
Phase I – III
Nanoparticle
Manufacture
Chicago
APP ABI

Santa Monica, CA Santa Monica, CA
Richmond Hill, Richmond Hill,
Ontario Ontario
Tokyo, Japan (Taiho)
Tokyo, Japan ( Taiho)
Taiho )
)
United United
Kingdom Kingdom
Schaumburg, IL Schaumburg, IL
Melrose Park, IL Melrose Park, IL
Barbengo, Barbengo,
Switzerland Switzerland
Beijing, China Beijing, China
Grand Island, NY Grand Island, NY
Australia (Alchemia)
Australia ( Alchemia)
Alchemia )
)
Auburn, CA Auburn, CA
Facilities Facilities
Partners Partners
Worldwide injectable
manufacturing
>200mm vials annually
14 lyophilizers by 2006
Approx. 1,500 employees
186 marketed products
#1 or #2 market share for
over 2/3 of injectable
portfolio
Global ownership of ABRAXANE
®
Deep oncology and critical care pipeline
7 Phase III, 20 Phase II, 4 Phase I,
6 INDs, >20 NCEs
130 issued and 126 pending patents
Experienced management team
2005E revenues >$500M
Positive cash flow to fund R&D
Abraxis BioScience: A Profitable Biopharmaceutical
Company With Breadth, Depth and Global Scope

Transaction Summary
100% stock-for-stock tax-free merger of ABI into APP
APP to issue approximately 86 million additional APP
shares to ABI shareholders
Combined market value of approximately $7.5 billion*
ABI shareholders to own 83.5% of Abraxis BioScience from
64.4%
Special Committee of APP Board unanimously approved
the merger
APP shareholder approval obtained
P. Soon-Shiong, MD, appointed CEO and Chairman of APP
and current CEO of ABI, to assume Chairman and CEO of
Abraxis BioScience upon closing
Will consist of a majority of independent directors including current APP Board members and additional independent
directors to be announced prior to closing
Structure:
Ownership:
Approvals:
Management:
Board:
*   Based on 161 million fully diluted shares outstanding post closing and $47.61 stock price as of November 25, 2005.

Transaction Summary (cont’d)
Corporate governance and voting agreement signed by P.
Soon-Shiong, MD
APP Special Committee – Goldman, Sachs & Co.; Gibson
Dunn & Crutcher LLP
APP – Morrison & Foerster LLP
ABI – Merrill Lynch & Co.; Lazard Ltd.; Fried, Frank, Harris,
Shriver & Jacobson LLP
Expected 1H 2006, after the final information statement is
mailed to APP shareholders and subject to other customary
closing conditions
Additional Terms:
Advisors:
Closing:

Simplified Ownership Structure
ABI
APP
50% N.A.
ABRAXANE
®
Injectables
Portfolio
& Pipeline
50% N.A.
& ROW
ABRAXANE
®
ABI
Shareholders
APP Public
Shareholders
Abraxis
BioScience
WW
ABRAXANE
®
Injectables
Portfolio
& Pipeline
ABI
Shareholders
APP Public
Shareholders
Pre-Transaction Post-Transaction
nab ™
Platform
& Pipeline
nab ™
Platform
& Pipeline

Fully-Integrated
Biopharma Company
Transforming APP and
Introducing Abraxis BioScience
Abraxis
BioScience
Abraxis
BioScience
APP
APP
Manufacturing
Manufacturing
Injectable Portfolio
& Pipeline
Injectable Portfolio
& Pipeline
Sales & Marketing
Sales & Marketing
Global ABRAXANE Global ABRAXANE
®
nab
TM
Platform/
IP
Proprietary Pipeline
Proprietary Pipeline
ABI
ABI
R&D & Regulatory
R&D & Regulatory
Infrastructure
Infrastructure
N.A. ABRAXANE
®
N.A. ABRAXANE
®
Global ABRAXANE
®
Global ABRAXANE
®

No Premedication Required
Double Response Rate vs Taxol in MBC
Prolonged Time To Tumor Progression
Prolonged Survival in 2
nd
line MBC
Rapid Resolution of Peripheral Neuropathy
No Increased Toxicity in Elderly Patients
Reduced Myelosuppression
Higher Paclitaxel Dose
Shorter Infusion Duration
Standard IV Tubing
ABRAXANE ® : The Next Generation Taxane
Superior efficacy and safety, reduced toxicity management costs

Approved in January 2005 for 2
nd
+ Line MBC
Taxane 2nd+ Line MBC total patient share over 22% in September*
Taxotere and paclitaxel shares down 15% and 7%, respectively,
January to September*
Unique J code issued, effective January 1, 2006
$796 list price/WAC, Medicare reimbursement at WAC+6%
Three editorials and three trial results in JCO since September
68 of 75 (91%) physicians surveyed in August anticipated increasing
ABRAXANE
®
usage in next 3 months*
ABRAXANE ® Highly Successful Launch
*   Source: Internal market research.

ABRAXANE ® Clinical Development Plan
Redefining the Taxane Market
Dosage per cycle
Dosage per cycle
Taxane activity in new tumor types
Taxane activity in new tumor types
Increased number of cycles
Increased number of cycles
Combination therapy
Combination therapy
Avastin
®
, Herceptin
®
Head and neck, melanoma, taxane
refractory
Weekly vs 3-weekly
Longer TTP
Current
U.S. Taxane
Market Size:
325,000 patients,
$1.2 billion*
*  Source: Internal estimate for 2005.

2005 2005
Melanoma
15,000
patients
Head &
Neck
15,000 patients
Upper GI
Pancreatic
Other
45,000 patients
1 initiated, 1 initiated,
4 planned 4 planned
studies studies
Phase III
3 planned 3 planned
studies studies
2 initiated, 2 initiated,
10 planned 10 planned
studies studies
Phase III
Ovarian
40,000
patients
2 initiated, 2 initiated,
4 planned 4 planned
studies studies
Phase III
1 initiated, 1 initiated,
4 planned 4 planned
studies studies
Phase III
Metastatic
Breast
50,000 patients
Adjuvant
Breast
60,000 patients
Lung
90,000
patients
3 initiated, 3 initiated,
12 planned 12 planned
studies studies
Phase III
4 initiated, 4 initiated,
6 planned 6 planned
studies studies
Phase III
Prostate
15,000
patients
7 initiated, 7 initiated,
11 planned studies 11 planned studies
A
A
B
B
R
R
A
A
X
X
A
A
N
N
E
E
ABRAXANE ® Clinical Development Plan
74 clinical trials
initiated or
planned 2006

Significant Global Market Potential for ABRAXANE ®
2005 2005
United States United States
A
A
B
B
R
R
A
A
X
X
A
A
N
N
E
E
®
®
Canada Canada
Mexico Mexico
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
2005 Filing
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
2006 Filing
Europe Europe
MBC
Adj. Breast
Ovary
Kaposi
NSCL
Prostate
Melanoma
Pancreatic
Ovary
2006 Filing
China China
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
2006 Filing
Japan Japan
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
2008 (Taiho)
Filing
Australia Australia
&NZ &NZ
MBC
NSCLC
Prostate
Melanoma
Pancreatic
Ovary
2006 Filing

Global ABRAXANE Global ABRAXANE
®
Discovery Discovery
Platform Platform
Deep Pipeline Deep Pipeline
Fully-Integrated
Biopharma Company
Transforming APP and
Introducing Abraxis BioScience
Abraxis
BioScience
Abraxis
BioScience
APP
APP
Manufacturing
Manufacturing
Injectable Portfolio
& Pipeline
Injectable Portfolio
& Pipeline
Sales & Marketing
Sales & Marketing
Proprietary Pipeline
Proprietary Pipeline
ABI
ABI
R&D & Regulatory
R&D & Regulatory
Infrastructure
Infrastructure
N.A. ABRAXANE
®
N.A. ABRAXANE
®
Global ABRAXANE
®
Global ABRAXANE
®
nab
TM
Platform/
IP

Taxanes
ABRAXANE
®
nab ™-docetaxel
ABRAXANE
®
Synergistic Agents
nab ™-17AAG
nab ™-mTor
Inhibitor
Novel Oral Seco-Taxane
HSP90 Inhibitors
nab ™-17AAG Analogs
Radicicol / Analogs
Novel MOA Compounds
nab ™-Thiocolchicine
dimers
Vascular (Endothelial Cell) Targeting Agents
HKP Targeting CD13
Combretastatins
The nab
TM
Platform: Pipeline Strategy
Deep oncology pipeline
6 INDs to be filed in
2006/2007
Over 20 NCEs being
evaluated
130 issued and 126
pending patents

20 Targeting the Tumor and its Microenvironment Tumor Secreted SPARC Albumin- Bound Paclitaxel Albumin-activated gp60 Receptor nab™-SPARC Platform

21 Proprietary Natural Product Library: A Source of New Chemical Entities (NCEs) ABI Chemically Diverse Strain Collection

Oncology Pipeline Targeting
Multiple Molecular Targets
ABRAXANE ®
2005 2005
nab TM
Docetaxel
MBC
NSCLC
Prostate
cancer
Pre-IND
Phase I in 2006
Tubulin
Tubulin
MBC
Approved
7 Phase III
20 Phase II
nab TM
Rapamycin
• In combination
with
ABRAXANE ®
• Other phase II
trials for single
agent activity
• Preclinical
m-TOR
nab TM
17AAG
• In combination
with ABRAXANE ®
• Multiple myeloma
• Other phase II
trials for single
agent activity
• Preclinical
HSP90
nab TM-
Thiocolchicine
dimer
• Colorectal
carcinoma
• Other
gastrointestinal
malignancies
• Other phase II trials
for single agent
activity
• Preclinical
Topo-Isomerase
Oral
Seco-Taxane
• In combination
with
ABRAXANE ®
• Colorectal
carcinoma
• MBC
• NSCLC
• Preclinical
Vascular
nab TM
3190
pgp
SPARC
Biochemo
ABI
APP
• 19 oncology products on
the market
• 17 oncology products in
development

Critical Care Pipeline
2005 2005
Coronary Artery Coronary Artery
Restenosis
Phase II
Hemodialysis
Phase I
Peripheral Peripheral
Artery Artery
Restenosis Restenosis
Phase II/III
Coroxane
Anti-Thrombin
Inhibitor
Preclinical
Intimitan
nab™
Rapamycin
Coronary Coronary
Artery Artery
Restenosis Restenosis
Preclinical
nab™
Propofol
Anesthetic Anesthetic
Preclinical
APP
• 64 critical care products on
the market
• 26 critical care products in
development
Lovenox
Arixtra
Low Low
Molecular Molecular
Wt. Heparin Wt. Heparin
Lovenox
Low Low
Molecular Molecular
Wt. Heparin Wt. Heparin
ABI

Discovery Discovery
Platform Platform
Deep Pipeline Deep Pipeline
Hospital-Based
Portfolio
Fully-Integrated
Biopharma Company
Transforming APP and
Introducing Abraxis BioScience
Abraxis
BioScience
Abraxis
BioScience
APP
APP
Manufacturing
Manufacturing
Injectable Portfolio
& Pipeline
Injectable Portfolio
& Pipeline
Sales & Marketing
Sales & Marketing
Global ABRAXANE Global ABRAXANE
®
Proprietary Pipeline
Proprietary Pipeline
ABI
ABI
R&D & Regulatory
R&D & Regulatory
Infrastructure
Infrastructure
N.A. ABRAXANE
®
N.A. ABRAXANE
®
nab ™
Platform/
IP
nab ™
Platform/
IP
Global ABRAXANE
®
Global ABRAXANE
®

Vascular
Anti-nauseant
Cardiac
Gastrointestinal
Hemostatics
Hormones
Psychotherapeutics
Vitamins
Neurologic
Anesthetic
Analgesic
Therapeutic
Category
2005 2004 2003 2002 2001 2000
Source: IMS 2004
16
12
11
10
5
APP Comp
#1
Comp
#2
Comp
#3
Comp
#4
Source: Q3 2005 IMS (Bags and Vials) Source: Q3 2005 IMS
Top Products: Heparin
Oxytocin
Critical Care Anti-Infectives Oncology
Top Products: Cefoxitin
Vancomycin
Doxycycline
Cefotaxime
Gentamicin
Top Products: Carboplatin
Pamidronate
Cisplatin
Ifosfamide
Mesna
20
19
15
10
7
Comp
#1
APP Comp
#2
Comp
#3
Comp
#4
Injectables Portfolio Touches
Every Aspect of Hospital Care

Strong History of Injectables Product
Approvals and Robust Product Pipeline
Source: CDER 2001-Q3 2005.  Excludes tentative approvals.
16
15
13
23
ANDAs/NDAs
Pending
at FDA
Development
Stage
Feasibility
Stage
Stability/
Pre-Filing
APP is among the leaders in
product approvals
APP has 67 products in the
pipeline with 23 pending
approval
46
43
30
19
15
12
Comp
#1
APP Comp
#2
Comp
#3
Comp
#4
Comp
#5

$65.9
$136.5
$165.5
$192.0
$277.5
$351.3
$405.0
$500.0+
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1998 1999 2000 2001 IPO 2002 2003 2004 2005E
Track Record of High Growth and Profitability
Goal of > 50% gross margin achieved in 2003
54.5%
36.7%
49.4%
53.3%
Upper
50%
Range
36.2%
33.3%
26.0%
Revenues/
Gross Margin
($ in Millions)
*   Revenues for nine-months ended 9/30/05 were $374 million, including $86 million in ABRAXANE ® sales.
*

Discovery Discovery
Platform Platform
Deep Pipeline Deep Pipeline
Hospital-Based
Portfolio
Manufacturing Manufacturing
& Infrastructure & Infrastructure
Fully-Integrated
Biopharma Company
Transforming APP and
Introducing Abraxis BioScience
Abraxis
BioScience
Abraxis
BioScience
APP
APP
Manufacturing
Manufacturing
Injectable Portfolio
& Pipeline
Injectable Portfolio
& Pipeline
Sales & Marketing
Sales & Marketing
Global ABRAXANE Global ABRAXANE
®
Proprietary Pipeline
Proprietary Pipeline
ABI
ABI
Global ABRAXANE
®
Global ABRAXANE
®
R&D & Regulatory
R&D & Regulatory
Infrastructure
Infrastructure
nab ™
Platform/
IP
nab ™
Platform/
IP
N.A. ABRAXANE
®
N.A. ABRAXANE
®

Research, Clinical & Regulatory Capabilities
Drug discovery and synthesis
Preclinical efficacy models
Drug formulation
Animal toxicology
Early phase drug manufacturing
Regulatory affairs
Medical affairs
Global IND filings
Clinical operations
Biostatistics and data
management
Oracle
®
clinical with remote
data capture
@risGlobal
®
safety reporting
Electronic filing capabilities
Large scale drug
manufacturing
Regulatory affairs
Medical affairs
Global NDA/ANDA filings
Drug Discovery Drug Development

Unique Commercial Scale
Nanoparticle Manufacturing Capabilities
Melrose Park, IL and Grand Island, NY,
Only commercial scale protein-
engineered nanoparticle manufacturing
capacity in the U.S.
Currently produce 200 million vials of
product per year
Over $120 million invested in
manufacturing facilities since 2001,
including $60 million in 2005
Lyophilization capacity more than
doubled
Liquid fill capacity increased more
than 25%
Syringe capacity added at Grand Island

Proprietary Drug Sales & Marketing Capabilities
Marketing to leading U.S.
oncologists
130 employees including:
85 experienced sales
representatives
15 Regional and National
Sales Account Executives
10 Medical Science
Liaisons
5 Reimbursement
Specialists
15 Marketing/other
Professionals
5
5
6
7
10
11
11
18
20
26
27
28
31
35
35
41
0 10 20 30 40 50
BiogenIdec
Millenium
Celgene
Merck
Ortho-Biotech
GlaxoSmithKline
Roche
AstraZeneca
Pfizer
Amgen
Bristol-Myers
Abraxis Oncology
Lilly
Genentech
Novartis
Sanofi-Aventis
96% of medical
oncologists reported
being visited by an
oncology sales rep in
the past 3 months
Number of mentions
Source: Internal market research from August 2005.

Realizing the Value and Globalization
of ABRAXANE
®
Abraxis BioScience Provides a Clear Path to:
Establishing a Leadership in Oncology
via nab ™
Pipeline and SPARC
Launching  a  Profitable, Fully-Integrated, Global Oncology and
Critical Care Biopharma Company with Revenues Exceeding $500M, a Seasoned Management Team, a Deep Pipeline
and High Sustainable Growth
Establishing a Leadership in Critical Care
& Hospital Distribution

Financial Strengths
Combined company expected to continue to have positive operating cash flow
Opportunity for sustained high growth and enhanced long-term profitability and shareholder value
ABI brings its share of North America profits and ROW marketing rights to ABRAXANE
®
ABI brings multiple growth opportunities from its broad pipeline and robust technology platform
ABI’s operating expenses are estimated to be approximately $50 million in 2005 and are anticipated to be between $75 – 100 million in
2006

Abraxis BioScience: Fully-Integrated
Biopharmaceutical Company with Deep Pipeline
nab
TM
Platform
& SPARC
Proprietary
Pipeline
Injectable
Portfolio
& Pipeline
Global
ABRAXANE
®
Oncology
Critical Care
Business
Assets
Therapeutic
Areas
Infrastructure
Capabilities
Commercial R&D Manufacturing Regulatory

Indication

Fair Balance